UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Winter Street Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 1, 2021, Eloxx Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting that, on April 1, 2021, the Company had acquired all of the issued and outstanding equity interests of Zikani Therapeutics, Inc. (“Zikani”), a Delaware corporation, pursuant to an Agreement and Plan of Merger, dated April 1, 2021.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Item 9.01(a)(3) and (b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Zikani’s audited financial statements as of and for the years ended December 31, 2020 and 2019 and the related notes, as well as Zikani’s unaudited condensed financial statements as of and for the three months ended March 31, 2021 and the related notes are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2021 and the related notes are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits:

Exhibit No.	Description

23.1	Consent of Moody, Famiglietti & Andronico, LLP, Independent Registered Public Accounting Firm

99.1	Zikani Therapeutics, Inc. audited financial statements as of and for the years ended December 31, 2020 and 2019

99.2	Zikani Therapeutics, Inc. unaudited condensed financial statements as of and for the three months ended March 31, 2021

99.3	Unaudited pro forma condensed consolidated financial statements of Eloxx Pharmaceuticals, Inc.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELOXX PHARMACEUTICALS, INC.

Date: June 16, 2021	By:	/s/ Daniel E. Geffken
	Name:	Interim Chief Financial Officer
	Title:	(Principal Financial Officer)